                                                                   Exhibit 10.66

Pursuant to Section 58.1-809 of the Code of Virginia, this Amendment No. 1 to Corrected Foundation Operating Lease Agreement is exempt from Recordation Taxes, which were paid in full at the time of recording the original Corrected Foundation Operating Lease Agreement in Deed Book 645, Page 373.

================================================================================

                               Amendment No. 1 to
                              Corrected Foundation
                            Operating Lease Agreement

                          Dated as of December 19, 2002

                                     between

                      State Street Bank and Trust Company,
           not in its individual capacity except as expressly provided herein, but solely as Owner Trustee, as Foundation Lessor

                                       and

                       Old Dominion Electric Cooperative,
                              as Foundation Lessee

                        Clover Unit 1 Generating Facility
                                       and
                                Common Facilities

================================================================================

                     AMENDMENT NO. 1 TO CORRECTED FOUNDATION
                            OPERATING LEASE AGREEMENT

     This AMENDMENT NO. 1 TO CORRECTED FOUNDATION OPERATING LEASE AGREEMENT, dated as of December 19, 2002 (this "Amendment No. 1"), between STATE STREET BANK AND TRUST COMPANY, a state-chartered trust company organized and existing under the laws of the Commonwealth of Massachusetts, not in its individual capacity except as expressly provided herein, but solely as Owner Trustee (the "Foundation Lessor"), and OLD DOMINION ELECTRIC COOPERATIVE, a utility aggregation cooperative organized under the laws of the Commonwealth of Virginia (the "Foundation Lessee").

     WHEREAS, the Foundation Lessor and the Foundation Lessee entered into a Corrected Foundation Operating Lease Agreement, dated as of February 29, 1996 (as amended and in effect from time to time, the "Foundation Operating Lease") relating to the lease of the Foundation Interest from the Foundation Lessor to the Foundation Lessee;

     WHEREAS, the parties hereto wish to amend the Foundation Operating Lease as set forth herein in connection with the mandatory prepayment of Loan Certificates pursuant to Section 10.2 of the Participation Agreement referred to below.

     NOW, THEREFORE, in consideration of the foregoing premises and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. DEFINED TERMS

     Capitalized terms used in this Amendment No. 1 (including the recitals) and not otherwise defined herein shall have the respective meanings specified in the Foundation Operating Lease or, if not defined therein, in Appendix A to the Participation Agreement, dated as of February 29, 1996, among the Foundation Lessee, the Foundation Lessor, First Union National Bank of Florida ("First Union") and Utrecht-America Finance Co., as amended by Amendment No. 1 to Participation Agreement, dated as of the date hereof, among such parties (other than First Union), Wachovia Bank, National Association, formerly known as First Union National Bank and successor-in-interest to First Union, and Cedar Hill International Corp. (as amended and in effect from time to time, the "Participation Agreement").

SECTION 2. AMENDMENTS

     Section 2.1 Amendment to Section 3.2. Section 3.2 of the Foundation Operating Lease is amended by inserting the following after the last sentence thereof:

     Foundation Basic Rent shall be allocated to each full or partial calendar year during the Basic Term following December 19, 2002 (each, a "Rental Period") as set forth on Schedule 3 attached hereto, and within each Rental Period, Foundation Basic Rent shall be allocated on a level daily basis. The Foundation Lessor and Foundation Lessee agree that such allocation is intended to constitute an allocation of fixed rent within the meaning of Treasury Regulation
     (S) 1.467-1(c)(2)(ii)(A) to each Rental Period.

     Section 2.2 Amendment to Section 15.2. Section 15.2 of the Foundation Operating Lease is amended by deleting "$13,498,946.99" in clause (a) and substituting $13,487,804.28 in lieu thereof.

     Section 2.3 Amendment to Schedules. Schedule 1 and Schedule 2 to the Foundation Operating Lease are deleted in their entirety and Schedule 1 and
Schedule 2 hereto are substituted in lieu thereof, respectively. The Foundation Operating Lease is amended to include Schedule 3 hereto as Schedule 3 thereto.

SECTION 3. REFERENCE TO AND EFFECT ON THE FOUNDATION OPERATING LEASE

     Section 3.1 Reference. Upon the effectiveness of this Amendment No. 1 each reference in the Foundation Operating Lease to "this Agreement," "hereunder," "hereof," "herein" or words of like import, to the Foundation Operating Lease, shall mean and be a reference to the Foundation Operating Lease, as amended hereby.

     Section 3.2 Effect. Except as specifically amended hereby, the Foundation Operating Lease shall remain in full force and effect and is hereby ratified and confirmed.

SECTION 4. MISCELLANEOUS

     Section 4.1 Governing Law. This Amendment No. 1 shall be in all respects governed by and construed in accordance with the laws of the State of New York including all matters of construction, validity and performance.

     Section 4.2 Severability. Whenever possible, each provision of this Amendment No. 1 shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Amendment No. 1 shall be prohibited by or invalid under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment No. 1.

     Section 4.3 Counterparts. This Amendment No. 1 may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one Amendment No. 1.

     Section 4.4 Headings. The headings of the sections of this Amendment No. 1 are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

     Section 4.5 Effectiveness of Amendment No. 1. This Amendment No. 1 has been dated as of the date first above written for convenience only. This Amendment No. 1 shall be effective on the date of execution and delivery by each of the Foundation Lessor and the Foundation Lessee.

                        [Signatures Follow on Next Page]

     IN WITNESS WHEREOF, each of the Foundation Lessor and the Foundation Lessee has caused this Amendment No. 1 to be duly executed and delivered by their respective officers thereunto duly authorized.

                                            STATE STREET BANK AND TRUST COMPANY,
                                            not in its individual capacity but
                                            solely as Owner Trustee


                                            By: /s/ Patrick E. Thebado
                                                --------------------------------
                                            Name:  Patrick E. Thebado
                                            Title: Vice President


                                            OLD DOMINION ELECTRIC COOPERATIVE


                                                By:    /s/ Daniel M. Walker
                                                       -------------------------
                                                Name:  Daniel M. Walker
                                                Title: Senior Vice President
                                                       Accounting and Finance

STATE OF NEW YORK)
                               ss.:
COUNTY OF NEW YORK)

The foregoing instrument was acknowledged before me this 19th day of December, 2002, by Patrick E. Thebado of State Street Bank and Trust Company, as Owner Trustee on behalf of said corporation.


                                            /s/ Sandra M. Black
                                            ------------------------------------
                                            Name: Sandra M. Black
                                            Notary Public

(Notarial Seal)

My Commission expires: November 10, 2006

STATE OF NEW YORK
                            )  ss.:
COUNTY OF NEW YORK

The foregoing instrument was acknowledged before me this 19th day of December, 2002, by Daniel M. Walker of Old Dominion Electric Cooperative, a utility aggregation cooperative organized under the laws of the Commonwealth of Virginia, on behalf of said cooperative.


                                            /s/ Millagro Padilla
                                            ------------------------------------
                                            Name:
                                            Notary Public

(Notarial Seal)

My Commission expires: 2/13/06

                                                                      Schedule 1
                                                                              to
                                                              Amendment No. 1 to
                                                      Foundation Operating Lease

                        Foundation Basic Rent Percentages

                  Advance Foundation Rent   Arrears Foundation Rent               Total Rent
                         (% of Foundation          (% of Foundation         (% of Foundation
Rent Payment Date          Interest Cost)            Interest Cost)           Interest Cost)
Mar  1 1996                    0.00000000%               0.00000000%             0.00000000%
Feb 28 1997                    0.00000000%               0.00000000%             0.00000000%
Jan  5 1998                    5.57748848%               0.29355203%             5.87104050%
Jan  5 1999                    4.65710270%               0.49716584%             5.15426854%
Jan  5 2000                    4.72494838%               1.41755162%             6.14250000%
Jan  5 2001                    4.85354406%               1.34970594%             6.20325000%
Jan  5 2002                    5.13288975%               1.22111025%             6.35400000%
Dec 19 2002                    0.00000000%               0.00000000%             0.00000000%
Jan  5 2003                    1.99091786%               0.00000000%             1.99091786%
Jan  5 2004                    4.19975488%               2.19823322%             6.39798810%
Jan  5 2005                    4.19963574%               0.00000000%             4.19963574%
Jan  5 2006                    2.75647038%               0.00000000%             2.75647038%
Jan  5 2007                    0.00000000%               1.44316670%             1.44316670%
Jan  5 2008                    0.00000000%               4.19963706%             4.19963706%
Jan  5 2009                    0.00000000%               4.19963706%             4.19963706%
Jan  5 2010                    0.00000000%               4.19963706%             4.19963706%
Jan  5 2011                    0.00000000%               4.65053443%             4.65053443%
Jan  5 2012                    0.00000000%               5.13830947%             5.13830947%
Jan  5 2013                    0.00000000%               5.13282885%             5.13282885%
Jan  5 2014                    0.00000000%               5.13289043%             5.13289043%
Jan  5 2015                    0.00000000%               5.13288974%             5.13288974%
Jan  5 2016                    0.00000000%               5.13288975%             5.13288975%
Jan  5 2017                    0.00000000%               5.13288975%             5.13288975%
Jan  5 2018                    0.00000000%               5.13288975%             5.13288975%

                                                                      Schedule 2
                                                                              to
                                                              Amendment No. 1 to
                                                      Foundation Operating Lease

                          Termination Value Percentages

                                                     Percentage
          Termination Date          of Foundation Interest Cost

          Mar  5 1996                              102.06050610%
          Apr  5 1996                              102.77654877%
          May  5 1996                              103.48681128%
          Jun  5 1996                              104.19830954%
          Jul  5 1996                              104.90399703%
          Aug  5 1996                              105.61088887%
          Sep  5 1996                              106.31899335%
          Oct  5 1996                              107.02126392%
          Nov  5 1996                              107.72471571%
          Dec  5 1996                              108.42935680%
          Jan  5 1997                              109.12814028%
          Feb  5 1997                              109.82808126%
          Mar  5 1997                              110.53836454%
          Apr  5 1997                              111.27997328%
          May  5 1997                              112.01277577%
          Jun  5 1997                              112.74669945%
          Jul  5 1997                              113.47176447%
          Aug  5 1997                              114.19789807%
          Sep  5 1997                              114.92510763%
          Oct  5 1997                              115.64341271%
          Nov  5 1997                              116.36274039%
          Dec  5 1997                              117.08309776%
          Jan  5 1998                              117.50095177%
          Feb  5 1998                              112.63465332%
          Mar  5 1998                              113.34681214%
          Apr  5 1998                              114.05994610%
          May  5 1998                              114.76972052%
          Jun  5 1998                              115.48045392%
          Jul  5 1998                              116.18781137%
          Aug  5 1998                              116.89611136%
          Sep  5 1998                              117.60536050%
          Oct  5 1998                              118.31122343%
          Nov  5 1998                              119.01801886%
          Dec  5 1998                              119.72575312%
          Jan  5 1999                              119.93292503%
          Feb  5 1999                              115.99153716%
          Mar  5 1999                              116.70818021%
          Apr  5 1999                              117.42575785%
          May  5 1999                              118.13980357%
          Jun  5 1999                              118.85476610%
          Jul  5 1999                              119.56617887%
          Aug  5 1999                              120.27849061%
          Sep  5 1999                              120.99170759%
          Oct  5 1999                              121.70136277%
          Nov  5 1999                              122.41190505%
          Dec  5 1999                              123.12334050%
          Jan  5 2000                              122.41365037%
          Feb  5 2000                              118.40250091%
          Mar  5 2000                              119.11718076%
          Apr  5 2000                              119.83274724%
          May  5 2000                              120.54468362%
          Jun  5 2000                              121.25748800%
          Jul  5 2000                              121.96664336%
          Aug  5 2000                              122.67664794%
          Sep  5 2000                              123.38750757%
          Oct  5 2000                              124.09470481%
          Nov  5 2000                              124.80273797%
          Dec  5 2000                              125.51161272%
          Jan  5 2001                              124.86710567%
          Feb  5 2001                              120.72464528%
          Mar  5 2001                              121.43655697%
          Apr  5 2001                              122.14930196%
          May  5 2001                              122.85830358%
          Jun  5 2001                              123.56811887%
          Jul  5 2001                              124.27417073%
          Aug  5 2001                              124.98101636%
          Sep  5 2001                              125.68866075%
          Oct  5 2001                              126.39252703%
          Nov  5 2001                              127.09717207%
          Dec  5 2001                              127.80260117%
          Jan  5 2002                              127.28312668%
          Feb  5 2002                              122.85713626%
          Mar  5 2002                              123.56480438%

                                                                      Schedule 2
                                                                              to
                                                              Amendment No. 1 to
                                                      Foundation Operating Lease

                          Termination Value Percentages

                                                     Percentage
          Termination Date          of Foundation Interest Cost

          Apr   5 2002                             124.27324644%
          May   5 2002                             124.97783317%
          Jun   5 2002                             125.68317291%
          Jul   5 2002                             126.38463617%
          Aug   5 2002                             127.08683117%
          Sep   5 2002                             127.78976289%
          Oct   5 2002                             128.48880174%
          Nov   5 2002                             129.18855582%
          Dec   5 2002                             129.88903002%
          Jan   5 2003                             130.48306031%
          Feb   5 2003                             128.97169024%
          Mar   5 2003                             129.45192101%
          Apr   5 2003                             129.93283943%
          May   5 2003                             130.41046302%
          Jun   5 2003                             130.88875646%
          Jul   5 2003                             131.36373717%
          Aug   5 2003                             131.83936971%
          Sep   5 2003                             132.31565853%
          Oct   5 2003                             132.78862094%
          Nov   5 2003                             133.26222142%
          Dec   5 2003                             133.73646431%
          Jan   5 2004                             132.00913362%
          Feb   5 2004                             128.27390975%
          Mar   5 2004                             128.73906904%
          Apr   5 2004                             129.20486088%
          May   5 2004                             129.66744471%
          Jun   5 2004                             130.13064353%
          Jul   5 2004                             130.59061665%
          Aug   5 2004                             131.05118695%
          Sep   5 2004                             131.51235850%
          Oct   5 2004                             131.97029053%
          Nov   5 2004                             132.42880582%
          Dec   5 2004                             132.88790834%
          Jan   5 2005                             133.34375723%
          Feb   5 2005                             129.60156102%
          Mar   5 2005                             130.05957348%
          Apr   5 2005                             130.51816278%
          May   5 2005                             130.97345251%
          Jun   5 2005                             131.42930051%
          Jul   5 2005                             131.88183023%
          Aug   5 2005                             132.33489940%
          Sep   5 2005                             132.78851170%
          Oct   5 2005                             133.23879047%
          Nov   5 2005                             133.68959333%
          Dec   5 2005                             134.14092385%
          Jan   5 2006                             134.58890529%
          Feb   5 2006                             132.28746485%
          Mar   5 2006                             132.74300667%
          Apr   5 2006                             133.19906388%
          May   5 2006                             133.65166656%
          Jun   5 2006                             134.10476458%
          Jul   5 2006                             134.55438789%
          Aug   5 2006                             135.00448621%
          Sep   5 2006                             135.45506278%
          Oct   5 2006                             135.90214745%
          Nov   5 2006                             136.34968980%
          Dec   5 2006                             135.79769298%
          Jan   5 2007                             135.79902000%
          Feb   5 2007                             136.25577100%
          Mar   5 2007                             136.71296502%
          Apr   5 2007                             137.17060508%
          May   5 2007                             137.62456631%
          Jun   5 2007                             138.07895153%
          Jul   5 2007                             138.52963571%
          Aug   5 2007                             138.98072153%
          Sep   5 2007                             139.43221172%
          Oct   5 2007                             139.87998113%
          Nov   5 2007                             140.32813230%
          Dec   5 2007                             140.77666783%
          Jan   5 2008                             137.02182535%
          Feb   5 2008                             137.46888474%
          Mar   5 2008                             137.91630807%
          Apr   5 2008                             138.36409780%

                                                                      Schedule 2
                                                                              to
                                                              Amendment No. 1 to
                                                      Foundation Operating Lease

                          Termination Value Percentages

                                                     Percentage
          Termination Date          of Foundation Interest Cost

          May   5 2008                             138.80813494%
          Jun   5 2008                             139.25251540%
          Jul   5 2008                             139.69312002%
          Aug   5 2008                             140.13404453%
          Sep   5 2008                             140.57529113%
          Oct   5 2008                             141.01274051%
          Nov   5 2008                             141.45048828%
          Dec   5 2008                             141.88853645%
          Jan   5 2009                             138.12312853%
          Feb   5 2009                             138.55962402%
          Mar   5 2009                             138.99639782%
          Apr   5 2009                             139.43345181%
          May   5 2009                             139.86664273%
          Jun   5 2009                             140.30008940%
          Jul   5 2009                             140.72964839%
          Aug   5 2009                             141.15943838%
          Sep   5 2009                             141.58946092%
          Oct   5 2009                             142.01557242%
          Nov   5 2009                             142.44189140%
          Dec   5 2009                             142.86841927%
          Jan   5 2010                             139.09137519%
          Feb   5 2010                             139.51623213%
          Mar   5 2010                             139.94127380%
          Apr   5 2010                             140.36650145%
          May   5 2010                             140.78818889%
          Jun   5 2010                             141.21003944%
          Jul   5 2010                             141.62832675%
          Aug   5 2010                             142.04675397%
          Sep   5 2010                             142.46532206%
          Oct   5 2010                             142.88030452%
          Nov   5 2010                             143.29540435%
          Dec   5 2010                             143.71062236%
          Jan   5 2011                             139.47169745%
          Feb   5 2011                             139.88386683%
          Mar   5 2011                             140.29613121%
          Apr   5 2011                             140.70849125%
          May   5 2011                             141.11769804%
          Jun   5 2011                             141.52697962%
          Jul   5 2011                             141.93308697%
          Aug   5 2011                             142.33924797%
          Sep   5 2011                             142.74546299%
          Oct   5 2011                             143.14848285%
          Nov   5 2011                             143.55153531%
          Dec   5 2011                             143.95462060%
          Jan   5 2012                             139.21617990%
          Feb   5 2012                             139.61469696%
          Mar   5 2012                             140.01322520%
          Apr   5 2012                             140.41176471%
          May   5 2012                             140.80864240%
          Jun   5 2012                             141.20552010%
          Jul   5 2012                             141.60239780%
          Aug   5 2012                             141.99927549%
          Sep   5 2012                             142.39615319%
          Oct   5 2012                             142.79303089%
          Nov   5 2012                             143.18990859%
          Dec   5 2012                             143.58678628%
          Jan   5 2013                             138.85083513%
          Feb   5 2013                             139.24630879%
          Mar   5 2013                             139.64178244%
          Apr   5 2013                             140.03725610%
          May   5 2013                             140.43272975%
          Jun   5 2013                             140.82820341%
          Jul   5 2013                             141.22367707%
          Aug   5 2013                             141.61915072%
          Sep   5 2013                             142.01462438%
          Oct   5 2013                             142.41009803%
          Nov   5 2013                             142.80557169%
          Dec   5 2013                             143.20104535%
          Jan   5 2014                             138.46362857%
          Feb   5 2014                             138.85763407%
          Mar   5 2014                             139.25163957%
          Apr   5 2014                             139.64564507%
          May   5 2014                             140.03965056%

                                                                      Schedule 2
                                                                              to
                                                              Amendment No. 1 to
                                                      Foundation Operating Lease

                          Termination Value Percentages

                                                     Percentage
          Termination Date          of Foundation Interest Cost

          Jun   5 2014                             140.43365606%
          Jul   5 2014                             140.82766156%
          Aug   5 2014                             141.22166706%
          Sep   5 2014                             141.61567255%
          Oct   5 2014                             142.00967805%
          Nov   5 2014                             142.40368355%
          Dec   5 2014                             142.79768905%
          Jan   5 2015                             138.05880481%
          Feb   5 2015                             138.45127535%
          Mar   5 2015                             138.84374589%
          Apr   5 2015                             139.23621643%
          May   5 2015                             139.62868697%
          Jun   5 2015                             140.02115751%
          Jul   5 2015                             140.41362805%
          Aug   5 2015                             140.80609860%
          Sep   5 2015                             141.19856914%
          Oct   5 2015                             141.59103968%
          Nov   5 2015                             141.98351022%
          Dec   5 2015                             142.37598076%
          Jan   5 2016                             137.63556156%
          Feb   5 2016                             138.02642730%
          Mar   5 2016                             138.41729304%
          Apr   5 2016                             138.80815879%
          May   5 2016                             139.19902453%
          Jun   5 2016                             139.58989027%
          Jul   5 2016                             139.98075602%
          Aug   5 2016                             140.37162176%
          Sep   5 2016                             140.76248751%
          Oct   5 2016                             141.15335325%
          Nov   5 2016                             141.54421899%
          Dec   5 2016                             141.93508474%
          Jan   5 2017                             137.19306073%
          Feb   5 2017                             137.58224866%
          Mar   5 2017                             137.97143659%
          Apr   5 2017                             138.36062452%
          May   5 2017                             138.74981245%
          Jun   5 2017                             139.13900038%
          Jul   5 2017                             139.52818830%
          Aug   5 2017                             139.91737623%
          Sep   5 2017                             140.30656416%
          Oct   5 2017                             140.69575209%
          Nov   5 2017                             141.08494002%
          Dec   5 2017                             141.47412794%
          Jan   5 2018                             136.65713084%
          Feb   5 2018                             123.68659331%
          Mar   5 2018                             124.24076050%
          Apr   5 2018                             124.79492769%
          May   5 2018                             125.34909488%
          Jun   5 2018                             125.90326206%
          Jul   5 2018                             126.45742925%
          Aug   5 2018                             127.01159644%
          Sep   5 2018                             127.56576363%
          Oct   5 2018                             128.11993081%
          Nov   5 2018                             128.67409800%
          Dec   5 2018                             129.22826519%
          Jan   5 2019                             128.38427453%
          Feb   5 2019                             116.69517460%
          Mar   5 2019                             117.20591683%
          Apr   5 2019                             117.71665905%
          May   5 2019                             118.22740128%
          Jun   5 2019                             118.73814351%
          Jul   5 2019                             119.24888573%
          Aug   5 2019                             119.75962796%
          Sep   5 2019                             120.27037018%
          Oct   5 2019                             120.78111241%
          Nov   5 2019                             121.29185464%
          Dec   5 2019                             121.80259686%
          Jan   5 2020                             121.61426017%
          Feb   5 2020                             109.17939948%
          Mar   5 2020                             109.64345987%
          Apr   5 2020                             110.10752027%
          May   5 2020                             110.57158066%
          Jun   5 2020                             111.03564105%

                                                                      Schedule 2
                                                                              to
                                                              Amendment No. 1 to
                                                      Foundation Operating Lease

                          Termination Value Percentages

                                                     Percentage
          Termination Date          of Foundation Interest Cost

          Jul   5 2020                             111.49970145%
          Aug   5 2020                             111.96376184%
          Sep   5 2020                             112.42782223%
          Oct   5 2020                             112.89188263%
          Nov   5 2020                             113.35594302%
          Dec   5 2020                             113.82000341%
          Jan   5 2021                             114.28406381%
          Feb   5 2021                             101.09994122%
          Mar   5 2021                             101.51381865%
          Apr   5 2021                             101.92769607%
          May   5 2021                             102.34157349%
          Jun   5 2021                             102.75545092%
          Jul   5 2021                             103.16932834%
          Aug   5 2021                             103.58320576%
          Sep   5 2021                             103.99708318%
          Oct   5 2021                             104.41096061%
          Nov   5 2021                             104.82483803%
          Dec   5 2021                             105.23871545%
          Jan   5 2022                             103.55535610%
          Feb   5 2022                              92.41452360%
          Mar   5 2022                              92.77445433%
          Apr   5 2022                              93.13438506%
          May   5 2022                              93.49767495%
          Jun   5 2022                              93.86098775%
          Jul   5 2022                              94.22923773%
          Aug   5 2022                              94.59754446%
          Sep   5 2022                              94.96590832%
          Oct   5 2022                              95.33924381%
          Nov   5 2022                              95.71267073%
          Dec   5 2022                              96.08618971%
          Jan   5 2023                              95.06655764%
          Feb   5 2023                              83.18737540%
          Mar   5 2023                              83.50816302%
          Apr   5 2023                              83.82907921%
          May   5 2023                              84.15572904%
          Jun   5 2023                              84.48254743%
          Jul   5 2023                              84.81513972%
          Aug   5 2023                              85.14794110%
          Sep   5 2023                              85.48095300%
          Oct   5 2023                              85.81978104%
          Nov   5 2023                              86.15886071%
          Dec   5 2023                              86.49819372%
          Jan   5 2024                              86.14430707%
          Feb   5 2024                              73.52853115%
          Mar   5 2024                              73.81197336%
          Apr   5 2024                              74.09571464%
          May   5 2024                              74.38787519%
          Jun   5 2024                              74.68039429%
          Jul   5 2024                              74.98139253%
          Aug   5 2024                              75.28280959%
          Sep   5 2024                              75.58464833%
          Oct   5 2024                              75.89502978%
          Nov   5 2024                              76.20589407%
          Dec   5 2024                              76.51724446%
          Jan   5 2025                              76.83720246%
          Feb   5 2025                              63.46257076%
          Mar   5 2025                              63.68600271%
          Apr   5 2025                              63.90949873%
          May   5 2025                              64.14548894%
          Jun   5 2025                              64.38162889%
          Jul   5 2025                              64.63034927%
          Aug   5 2025                              64.87930621%
          Sep   5 2025                              65.12850133%
          Oct   5 2025                              65.39036594%
          Nov   5 2025                              65.65255677%
          Dec   5 2025                              65.91507605%
          Jan   5 2026                              64.61692065%
          Feb   5 2026                              52.79911840%
          Mar   5 2026                              53.00630171%
          Apr   5 2026                              53.21390845%
          May   5 2026                              53.43295622%
          Jun   5 2026                              53.65250836%
          Jul   5 2026                              53.88358300%

                                                                      Schedule 2
                                                                              to
                                                              Amendment No. 1 to
                                                      Foundation Operating Lease

                          Termination Value Percentages

                                                     Percentage
          Termination Date          of Foundation Interest Cost

          Aug   5 2026                              54.11524406%
          Sep   5 2026                              54.34749551%
          Oct   5 2026                              54.59135610%
          Nov   5 2026                              54.83589030%
          Dec   5 2026                              55.08110272%
          Jan   5 2027                              54.46365656%
          Feb   5 2027                              41.92358049%
          Mar   5 2027                              42.10791617%
          Apr   5 2027                              42.29302490%
          May   5 2027                              42.49362148%
          Jun   5 2027                              42.69510205%
          Jul   5 2027                              42.91218213%
          Aug   5 2027                              43.13025863%
          Sep   5 2027                              43.34933834%
          Oct   5 2027                              43.58413762%
          Nov   5 2027                              43.82005418%
          Dec   5 2027                              44.05709563%
          Jan   5 2028                              41.26827540%
          Feb   5 2028                              32.28133146%
          Mar   5 2028                              32.46570604%
          Apr   5 2028                              32.65133822%
          May   5 2028                              32.85377674%
          Jun   5 2028                              33.05759607%
          Jul   5 2028                              33.27834579%
          Aug   5 2028                              33.50060124%
          Sep   5 2028                              33.72437267%
          Oct   5 2028                              33.96521059%
          Nov   5 2028                              34.20769125%
          Dec   5 2028                              34.45182585%
          Jan   5 2029                              28.11788760%
          Feb   5 2029                              23.92837471%
          Mar   5 2029                              24.07454741%
          Apr   5 2029                              24.22171714%
          May   5 2029                              24.38542611%
          Jun   5 2029                              24.55025173%
          Jul   5 2029                              24.73173702%
          Aug   5 2029                              24.91446021%
          Sep   5 2029                              25.09842975%
          Oct   5 2029                              25.29918954%
          Nov   5 2029                              25.50131870%
          Dec   5 2029                              25.70482657%
          Jan   5 2030                              14.49460561%
          Feb   5 2030                              12.40246334%
          Mar   5 2030                              12.47818170%
          Apr   5 2030                              12.55441652%
          May   5 2030                              12.64673616%
          Jun   5 2030                              12.73968550%
          Jul   5 2030                              12.84883367%
          Aug   5 2030                              12.95872633%
          Sep   5 2030                              13.06936856%
          Oct   5 2030                              13.19633030%
          Nov   5 2030                              13.32415804%
          Dec   5 2030                              13.45285768%
          Jan   5 2031                               0.00000000%

                                                                      Schedule 3
                                                                              to
                                                              Amendment No. 1 to
                                                      Foundation Operating Lease

                            Allocation of Basic Rent

       Allocable          Allocable                       Percentage
       to Period From     to Period To            of Foundation Cost

       Dec 19 2002        Dec 31 2002                     0.17109632% *
       Jan  1 2003        Dec 31 2003                     4.19963706% **
       Jan  1 2004        Dec 31 2004                     4.19963706%
       Jan  1 2005        Dec 31 2005                     4.19963706%
       Jan  1 2006        Dec 31 2006                     4.19963706%
       Jan  1 2007        Dec 31 2007                     4.19963706%
       Jan  1 2008        Dec 31 2008                     4.19963706%
       Jan  1 2009        Dec 31 2009                     4.19963706%
       Jan  1 2010        Dec 31 2010                     4.64552446%
       Jan  1 2011        Dec 31 2011                     5.13288975%
       Jan  1 2012        Dec 31 2012                     5.13288975%
       Jan  1 2013        Dec 31 2013                     5.13288975%
       Jan  1 2014        Dec 31 2014                     5.13288975%
       Jan  1 2015        Dec 31 2015                     5.13288975%
       Jan  1 2016        Dec 31 2016                     5.13288975%
       Jan  1 2017        Dec 31 2017                     5.13288975%
       Jan  1 2018        Jan  5 2018                     0.05703211%

----------
* The Rent allocated to this period was paid on January 5, 2002.
** Four days of Rent allocated to this period was paid on January 5, 2002.

     State Street Bank and Trust Company, not in its individual capacity but solely as Owner Trustee, having pledged its right, title and interest under the Corrected Foundation Operating Lease Agreement, dated as of February 29, 1996, to David S. Cohn and C. Cotesworth Pinckney, as trustees for the benefit of Utrecht-America Finance Co., as Agent, under the Corrected Leasehold Deed of Trust, Assignment of Leases and Rents and Security Agreement, both David S. Cohn, as trustee (upon direction of the Agent), and Utrecht-America Finance Co., as Agent, have executed this Amendment No. 1 to the Corrected Foundation Operating Lease Agreement for the sole purpose of evidencing their consent hereto.

                                        SOLE ACTING TRUSTEE


                                        By: /s/ David S. Cohn
                                            ------------------------------------
                                        David S. Cohn, as sole acting trustee


                                        UTRECHT-AMERICA FINANCE CO.,
                                        as Agent


                                        By: /s/ Joseph A. Insings
                                        ----------------------------------------
                                        Joseph A. Insings
                                        Title:    Vice President:


                                        By: /s/ J.W. den Baas
                                            ------------------------------------
                                            Name: J.W. den Baas
                                            Title:  Vice President